Exhibit 99.1

WASTE INDUSTRIES USA, INC. Reports Fourth Quarter and Full Year 2003 Results

Raleigh, NC, Tuesday, February 17, 2003 — Waste Industries USA, Inc. (NASDAQ: WWIN), a regional, non-hazardous solid waste services company, today reported unaudited financial results for the fourth quarter and year ended December 31, 2003.

For the quarter ended December 31, 2003, revenue increased 12.3% to $70.9 million, compared to $63.2 million for the quarter ended December 31, 2002. Net income was $0.9 million, or $0.07 per share, compared to $2.8 million, or $0.21 per share for the quarters ended December 31, 2003 and 2002, respectively.

For the year ended December 31, 2003, revenue increased 7.4% to $270.5 million, compared to $251.8 million for the year ended December 31, 2002. For the year ended December 31, 2003, income before a cumulative effect of a change in accounting principle was $8.9 million, or $0.66 per share, compared to $11.0 million, or $0.82 per share, for the year ended 2002. Net income, after considering the cumulative effect of a change in accounting principle, was $7.8 million, or $0.58 per share, compared to $11.0 million, or $0.82 per share for 2002.

Results of operations for the three- and twelve-month periods ended December 31, 2003 were adversely impacted by the following items:

•	A charge of $1.8 million (or $0.08 per share) related to the restructuring of officer split-dollar life insurance arrangements and related expenses as a result of the impact of the Sarbanes-Oxley Act and recent tax law changes on the funding requirements of these arrangements;

•	An increase in the Company’s effective tax rate from approximately 36.7% to 63.5% (or $0.05 per share) and 41.0% (or $0.05 per share) for the three- and twelve-month periods ended December 31, 2003, respectively, related to the sales of certain collection and hauling operations that included the write-off of recorded goodwill not deductible for tax purposes.

The cumulative effect of a change in accounting principle of ($0.08) per share was related to the Company’s adoption, effective January 1, 2003, of Statement of Financial Accounting Standards No. 143, Accounting for Asset Retirement Obligations (“SFAS 143”), and is presented as a non-cash charge in the statement of cash flows. If the accounting change for SFAS 143 had been effective in 2002, earnings per share in 2002 would have been lower than reported amounts by ($0.02) for the fourth quarter and ($0.05) for the full year.

Commenting on the Company’s performance, Jim W. Perry, President and CEO of Waste Industries USA, said. “We are very pleased with the progress we have made in 2003 in a number of areas. We completed the year with strong revenue growth of 12% in the quarter, lead by our third quarter acquisition in Tidewater, Virginia. We also had positive pricing and internal volume growth. In spite of a sluggish economy, a wet start and the effects of a major hurricane in North Carolina and Virginia, we posted sound revenue growth and were particularly pleased to see a moderate improvement in our prices to offset higher fuel, insurance and disposal costs. On a comparable basis net of accounting changes, one time charges and the adverse impact of the tax rate, our earnings for 2003 were up slightly over the prior year in spite of higher costs to deliver our services.”

The Company also provided its outlook for 2004, which is based on current economic conditions and does not assume any deterioration or improvement in the overall economy. Guidance is as follows:

•	Internal growth of 2.0% to 2.5%;

•	Total revenue is projected to be in the range of $283.0 million to $286.0 million;

•	Earnings per share range of $0.86 to $0.89;

•	Capital expenditures of $24.0 million to $25.0 million;

•	Free cash flow of $20.0 million to $21.0 million.

The Company will host a conference call to discuss its fourth quarter results on Wednesday, February 18, 2004 at 2:00 PM (EST). The call number is (800) 967-7185 and the confirmation number is 355427. The conference call will also be broadcast live over the Internet at http://www.waste-ind.com under the “Investor Relations” tab.

Waste Industries USA, Inc. is a vertically integrated solid waste services company that provides collection, transfer, disposal and recycling services to commercial, industrial and residential customer locations in the states of North Carolina, South Carolina, Virginia, Tennessee, Mississippi, Georgia and Florida.

The tables attached to this press release contain references to EBITDA and free cash flow, which are considered non-GAAP financial measures. Tables reconciling EBITDA and free cash flow to the appropriate GAAP measures for each period presented are included in the attached supplemental data. The Company defines EBITDA as income before income taxes plus interest expense (net of interest income), depreciation and amortization and cumulative effect of change in accounting principle. The Company defines free cash flow as cash flows from operating activities less capital expenditures and plus proceeds from the sale of fixed assets. EBITDA and free cash flow do not represent, and should not be considered as, an alternative to net income or cash flows from operating, investing and financing activities, each as determined in accordance with GAAP. Our definitions of EBITDA and free cash flow might not be comparable to similarly titled measures reported by other companies. The Company has included information concerning EBITDA and free cash flow because it believes that EBITDA and free cash flow provide additional information for determining its ability to meet debt service requirements and that they are two indicators upon which the Company, its lenders and certain investors assess its financial performance and its capacity to service debt. The Company therefore interprets the trends that EBITDA and free cash flow depict as measures of its liquidity.

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statement will include words such as the Company “believes,” “anticipates,” “expects” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to risks and uncertainties, such as weather conditions, managing growth, economic trends and risks in the development and operation of landfills that could cause actual results to differ materially from those currently anticipated. Consider these factors carefully in evaluating the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements.

WASTE INDUSTRIES USA, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, Except Per Share Data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2003	2002	2003
Revenues:
Service	$62,925	$70,649	$250,543	$269,208
Equipment	259	297	1,285	1,257

Total revenues	63,184	70,946	251,828	270,465

Operating cost and expenses:
Operations	40,511	47,088	161,165	176,160
Equipment sales	367	236	842	1,130
Selling, general and administrative (A)	8,224	10,570	33,832	38,114
Depreciation and amortization	7,130	7,631	27,855	30,730
Loss (gain) on sale of collection and hauling operations	121	(100)	121	(720)
Impairment of fixed assets	316	494	316	517

Total operating costs and expenses	56,669	65,919	224,131	245,931

Operating income	6,515	5,027	27,697	24,534

Interest expense (net)	2,662	2,576	11,006	9,569
Other income	(523)	(39)	(588)	(96)

Total other expense (income) net	2,139	2,537	10,418	9,473

Income before income taxes and cumulative effect of a change in accounting principle	4,376	2,490	17,279	15,061
Income tax expense (B)	1,607	1,582	6,317	6,171

Income before cumulative effect of a change in accounting principle	2,769	908	10,962	8,890
Cumulative effect of a change in accounting principle net of tax benefit of $614	—	—	—	(1,067)

Net Income	$2,769	$908	$10,962	$7,823

Earnings per share basic and diluted:
Before cumulative effect of a change in accounting principle	$0.21	$0.07	$0.82	$0.66
Cumulative effect of a change in accounting principle, net of tax	—	—	—	(0.08)

Net Income	$0.21	$0.07	$0.82	$0.58

Cash Dividends	$—	$1,077	$—	$1,077

Weighted-Average Number Of Shares Outstanding:
Basic	13,337	13,468	13,336	13,439
Diluted	13,355	13,635	13,351	13,558

(A)	Includes a charge of $1.8 million (or $0.08 per share) for the fourth quarter and total year 2003 related to the restructuring of officer split- dollar insurance arrangements and related expenses as a result of the impact of the Sarbanes-Oxley Act and recent tax law changes on the funding requirements of these arrangements.

(B)	Reflects an increase in the Company’s effective tax rate from approximately 36.7% to 63.5% (or $0.05 per share) and 41.0% (or $0.05 per share) for the three- and twelve-month periods ended December 31, 2003, respectively, related to the sale of certain collection and hauling operations that included the write-off of recorded goodwill not deductible for tax purposes.

Continued

Continued

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2003	2002	2003
EBITDA	$14,168	$12,697	$56,140	$55,360

CASH FLOWS FROM:
Operating Activities	$12,546	$9,716	$40,817	$37,749
Investing Activities	(6,176)	(5,609)	(22,222)	(47,597)
Financing Activities	$(9,575)	$(189)	$(18,748)	$12,241

EBITDA CALCULATION
Net Income	$2,769	$908	$10,962	$7,823
Add back:
Income tax expense	1,607	1,582	6,317	6,171
Interest expense (net)	2,662	2,576	11,006	9,569
Depreciation and amortization	7,130	7,631	27,855	30,730
Cumulative effect of a change in accounting principle	—	—	—	1,067

	$14,168	$12,697	$56,140	$55,360

RECONCILIATION OF EBITDA
EBITDA	$14,168	$12,697	$56,140	$55,360
Income tax expense	(1,607)	(1,582)	(6,317)	(6,171)
Interest expense (net)	(2,662)	(2,576)	(11,006)	(9,569)
Adjustments to reconcile net income to net cash provided by operating activities (other than depreciation and amortization)
Loss (gain) loss on sale of property and equipment	191	29	(49)	350
Impairments of property and equipment	316	494	316	517
Loss (gain) on sale of collection and hauling operations	121	(100)	121	(720)
Provision (benefit) for deferred income taxes	4,496	(700)	4,304	(1,564)
Stock compensation expense	10	102	28	120
Forgiveness of officer loans	—	1,118	—	1,118
Changes in operating assets and liabilities	(2,487)	234	(2,720)	(1,692)

Net cash provided by operating activities	$12,546	$9,716	$40,817	$37,749

FREE CASH FLOW AND RECONCILIATION OF FREE CASH FLOW TO NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES
Net cash provided by operating activities	$12,546	$9,716	$40,817	$37,749
Capital Expenditures	(4,637)	(6,414)	(18,178)	(29,557)
Proceeds from sale of property and equipment	931	422	1,925	2,510

Free cash flow	8,840	3,724	24,564	10,702
Acquisitions of business	(2,744)	—	(6,093)	(38,410)
Acquisition liabilities	274	—	124	1,784
Proceeds from disposal of operations	—	383	—	16,076

Net cash provided by operating activities and investing activities	$6,370	$4,107	$18,595	$(9,848)

WASTE INDUSTRIES USA, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, Except Share Data)

(Unaudited)

	December 31, 2002	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$1,734	$4,127
Accounts receivable - trade, less allowance for uncollectible accounts (2002 - $2,237; 2003 - $3,158)	28,200	31,235
Accounts receivable - other	1,395	1,182
Income taxes receivable	919	—
Inventories	1,552	1,427
Prepaid expenses and other current assets	2,868	3,200
Deferred income taxes	759	1,162

Total current assets	37,427	42,333

Property and equipment, net	189,954	190,871
Intangible assets, net	68,338	90,676
Restricted cash - bonds	—	822
Deferred financing costs	771	2,834
Other noncurrent assets	2,083	2,811

Total assets	$298,573	$330,347

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$11,710	$10,723
Current maturities of capital lease obligations	599	160
Accounts payable - trade	10,501	13,299
Income taxes payable	—	841
Accrued expenses and other liabilities	10,434	10,643
Acquisition liabilities	305	2,089
Closure/postclosure liabilities	454	816
Derivative liabilities	—	1,212
Deferred revenue	1,997	2,421

Total current liabilities	36,000	42,204

Long-term debt, net of current maturities	140,875	157,657
Deferred income taxes	18,941	18,052
Closure/postclosure liabilities	3,568	5,348
Derivative liabilities	2,219	260
Shareholders’ equity:
Common stock, no par value, shares authorized - 80,000,000 shares issued and outstanding: 2002 - 13,338,005; 2003 - 13,442,402	38,116	39,006
Paid-in capital	7,245	7,342
Retained earnings	54,623	62,446
Accumulated other comprehensive loss	(1,366)	(891)
Shareholders’ loans	(1,648)	—
Dividend paid	—	(1,077)

Total shareholders’ equity	96,970	106,826

Total liabilities and shareholders’ equity	$298,573	$330,347

WASTE INDUSTRIES USA, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2002	2003
Operating Activities:
Net income	$10,962	$7,823
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,855	30,730
Impairments of property and equipment	316	517
(Gain) loss on sale of property and equipment	(49)	350
Cumulative effect of accounting change and accounting principle	—	1,067
Loss (gain) on sale of collection and hauling operations	121	(720)
Stock compensation expense	28	120
Provision (benefit) for deferred income taxes	4,304	(1,564)
Forgiveness of officer loans	—	1,118
Changes in assets and liabilities, net of effects from acquisition and disposition of related businesses	(2,720)	(1,692)

Net cash provided by operating activities	40,817	37,749

Investing Activities:
Acquisitions of related business, net of cash acquired	(6,093)	(38,410)
Acquisition liabilities	124	1,784
Proceeds from sale of property and equipment	1,925	2,510
Purchases of property and equipment	(18,178)	(29,557)
Proceeds from sale of collection and hauling operations	—	16,076

Net cash used in investing activities	(22,222)	(47,597)

Financing Activities:
Proceeds from issuance of long term debt	4,009	40,176
Principal payments of long-term debt	(21,762)	(24,381)
Principal payments of capital lease obligations	(729)	(439)
Financing costs	—	(2,373)
Dividends paid	—	(1,077)
Increase in shareholder loans, net	(266)	—
Net proceeds from exercised options	—	335

Net cash (used in) provided by financing activities	(18,748)	12,241

(Decrease) increase in cash and cash equivalents	(153)	2,393
Cash and cash equivalents, beginning of period	1,887	1,734

Cash and cash equivalents, end of period	$1,734	$4,127

Investing Activity - Restricted Cash - Bonds	$—	$822

Supplemental disclosures of cash flow information:
Cash paid for interest	$10,238	$9,347

Cash paid for taxes	$3,200	$5,513

EARNINGS RELEASE - SUPPLEMENTAL DATA

	YEAR ENDED
	12/31/02	12/31/03
REVENUE MARGINS
Cost of Operations	64.3%	65.6%
S G & A	13.4%	14.1%
Depreciation and Amortization	11.1%	11.4%
Interest Expense, (Net)	4.4%	3.5%
Income Before Income Tax	6.9%	5.6%
Income Tax Expense	2.5%	2.3%
Net Income	4.4%	2.9%
EBITDA	22.3%	20.5%

CAPITAL EXPENDITURES DETAIL
Collection & Transportation	14,075	17,801
Landfill Development	4,103	11,756

Total Capital Expenditures	18,178	29,557

SERVICE REVENUE GROWTH
Price	-1.3%	0.7%
Volume	1.3%	1.1%
Energy surcharge	-0.2%	0.6%

Total Internal Growth	-0.2%	2.4%
Commodities	0.5%	0.0%
Acquisitions	0.7%	5.0%

Total Service Revenue Growth	1.0%	7.4%

	YEAR ENDED
	12/31/02	12/31/03

TOTAL DEBT & CAPITAL LEASES	$153,184	$168,540

TOTAL EQUITY	$96,970	$106,826

DEBT TO TOTAL CAPITAL	61.2%	61.2%

TOTAL LIABILITIES TO EQUITY	2.1	2.1

WORKING CAPITAL	$1,427	$129

DAYS SALES OUTSTANDING	37	37

CASH	$1,734	$4,127

SERVICE REVENUE MIX
Collection	78.2%	78.7%
Disposal and Transfer	16.1%	15.4%
Recycling and Other	5.7%	5.9%

	100.0%	100.0%